                                                                 March 16, 2000

Dear Shareholder:

We are pleased to present this report on the Hilliard-Lyons Government Fund, Inc. ("HLGF" or the "Fund") for the six months ended February 29, 2000.

Assets of the Fund increased to $1,291.0 billion from $1,108.8 billion during the six months and $1,087.3 billion a year ago. The Fund now holds just over 80% of the money market assets held in accounts of Hilliard Lyons' customers. The average seven day yield ranged from a low of 4.62 % to a high of 5.28 % during the six months. Distributions of $.024882 were paid, equivalent to an annualized yield of 5.00 %. For those shareholders in the dividend reinvestment plan, this equates to a compound annual yield of 5.06 %.

For the calendar year ended December 31, 1999, 100% of the dividends paid by the Fund were exempt from state income tax in all states. This makes the fifth consecutive year that all dividends paid were fully exempt. The percentage of dividends paid eligible for exemption can vary as it is dependent on the investments of the Fund. However, given the current investment strategy of the Fund which is to invest primarily in short term U.S. government agency obligations, we believe the dividends paid will be substantially exempt from state income tax under current tax laws. As shown on the following Schedule of Investments at February 29, 2000, the Fund was 100% invested in such securities.

The Federal Reserve (the "Fed") has raised interest rates by raising the federal funds rate 1/4 of 1% four times since last June in an effort to keep the economy from overheating and in an attempt to control inflation. These were the first interest rate hikes since 1995. The federal funds rate is now at 5.75%. This rate is what member banks charge each other for overnight loans and is a determining factor for other rates from credit cards to mortgages. Commercial banks' prime lending rate is also up a full percentage point to 8.75%, its highest level in almost five years. This rate is a benchmark for business and consumer loans.

The U.S. economy is now in its longest expansion ever. In its recently released survey of regional economic conditions, the Fed indicated the U.S. economy grew strongly at the start of 2000. The labor market has grown increasingly tight causing widespread labor shortages and increased wage pressures for various types of labor both skilled and entry level. Federal Reserve Chairman Alan Greenspan has publicly reiterated his desire to slow economic growth and thereby avoid a resurgence of inflation. His remarks seem to be a clear indication that he is prepared to continue to raise interest rates until economic growth slows to a more sustainable level.

Stock and bond markets continue to be volatile. The first week in March, the Dow Jones Industrial Average (the "DJIA") had its largest one day drop of 375 points in over one year. But even as blue chip stocks fell, technology stocks kept the Nasdaq Index relatively strong with its first advent over 5000 even though it failed to close the day at that level. The DJIA is about 16% below its record close on January 14, 2000. A drop of 20% is widely thought to signal the beginning of a bear market.

There has been some strength in the bond market in reaction to the volatility of the stock market. Short term Treasury securities have seen increased demand with some investors taking money out of stocks in a "flight to quality".

The Fund is proud to introduce its newest director, Lindy Richardson. Ms. Richardson was appointed to the board on November 30, 1999. She has many years of business experience and we welcome the new ideas and knowledge she brings to the Fund.

We would like to take this opportunity to emphasize to you some of the advantages HLGF offers its shareholders. As discussed above, the Fund invests primarily in short term securities issued by U.S. government agencies which allows the Fund to pay dividends that are substantially to fully free of state income tax. Even though HLGF is one of the few money market funds to follow such a high quality investment strategy, it offers a competitive yield. The Fund also offers completely free checkwriting with no minimum investment nor minimum check amount required.

We are committed to offering a high quality money market fund that meets the needs of today's investor. We will offer new services as they become needed and/or available.

/s/ Donald F. Kohler        /s/ Joseph C. Curry, Jr.    /s/ Dianna P. Wengler

DONALD F. KOHLER            JOSEPH C. CURRY, JR.         DIANNA P. WENGLER
Chairman                    President                    Vice President and
                                                          Treasurer

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                               February 29, 2000

  Principal                             Purchase Maturity
   Amount                                Yield     Date      Value
 -----------                            -------- -------- -----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS--100.2%
 $15,000,000 Federal Home Loan Bank      5.649%  03/01/00 $15,000,000
   6,430,000 Federal Home Loan Bank      5.816   03/01/00   6,430,000
  22,038,000 Federal Home Loan Bank      5.717   03/02/00  22,034,621
  17,000,000 Federal Home Loan Bank      5.786   03/03/00  16,994,702
  11,000,000 Federal Home Loan Bank      5.642   03/06/00  10,991,674
  20,000,000 Federal Home Loan Bank      5.666   03/07/00  19,981,733
  12,000,000 Federal Home Loan Bank      5.765   03/08/00  11,986,957
  10,000,000 Federal Home Loan Bank      5.883   03/08/00   9,988,897
  14,000,000 Federal Home Loan Bank      5.650   03/09/00  13,983,013
  25,000,000 Federal Home Loan Bank      5.786   03/10/00  24,964,938
  19,000,000 Federal Home Loan Bank      5.662   03/13/00  18,965,357
  18,000,000 Federal Home Loan Bank      5.663   03/14/00  17,964,445
  19,000,000 Federal Home Loan Bank      5.710   03/15/00  18,959,213
  14,000,000 Federal Home Loan Bank      5.684   03/16/00  13,967,975
  15,000,000 Federal Home Loan Bank      5.723   03/17/00  14,963,000
  10,000,000 Federal Home Loan Bank      5.937   03/17/00   9,974,356
  23,000,000 Federal Home Loan Bank      5.726   03/20/00  22,932,872
  18,000,000 Federal Home Loan Bank      5.763   03/21/00  17,944,300
   8,000,000 Federal Home Loan Bank      5.858   03/22/00   7,973,447
   9,000,000 Federal Home Loan Bank      5.959   03/22/00   8,969,655
  17,000,000 Federal Home Loan Bank      5.883   03/23/00  16,940,783
  28,000,000 Federal Home Loan Bank      5.720   03/24/00  27,901,253
  15,000,000 Federal Home Loan Bank      5.732   03/27/00  14,939,875
  20,000,000 Federal Farm Credit Bank    5.943   03/28/00  19,913,600
   5,531,000 Federal Home Loan Bank      5.762   03/28/00   5,508,019
  15,000,000 Federal Home Loan Bank      5.688   03/29/00  14,935,367
   7,120,000 Federal Home Loan Bank      5.885   03/29/00   7,088,379
  17,000,000 Federal Home Loan Bank      5.900   03/30/00  16,921,805
  17,000,000 Federal Home Loan Bank      5.787   03/31/00  16,920,383
  18,000,000 Federal Farm Credit Bank    5.773   04/03/00  17,907,930
  14,000,000 Federal Farm Credit Bank    5.764   04/04/00  13,926,484
  25,000,000 Federal Home Loan Bank      5.859   04/05/00  24,861,944
  13,000,000 Federal Home Loan Bank      5.818   04/06/00  12,927,070
  20,000,000 Federal Home Loan Bank      5.772   04/07/00  19,885,506
  19,000,000 Federal Home Loan Bank      5.783   04/10/00  18,882,200
  15,000,000 Federal Home Loan Bank      5.781   04/11/00  14,904,333
  15,000,000 Federal Home Loan Bank      5.781   04/12/00  14,902,000
  14,000,000 Federal Home Loan Bank      5.954   04/13/00  13,903,847
  20,000,000 Federal Home Loan Bank      5.548   04/14/00  19,869,956
  10,000,000 Federal Home Loan Bank      5.893   04/17/00   9,925,583
  20,000,000 Federal Home Loan Bank      5.787   04/18/00  19,850,667
  16,000,000 Federal Home Loan Bank      5.786   04/19/00  15,878,044
  12,000,000 Federal Home Loan Bank      5.781   04/19/00  11,908,533
  15,000,000 Federal Farm Credit Bank    5.830   04/20/00  14,883,125
  20,000,000 Federal Home Loan Bank      5.831   04/24/00  19,830,500

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                               February 29, 2000

  Principal                             Purchase Maturity
   Amount                                Yield     Date       Value
 -----------                            -------- -------- --------------
 $23,000,000 Federal Home Loan Bank      5.794%  04/25/00 $   22,802,168
  16,000,000 Federal Home Loan Bank      5.869   04/26/00     15,858,382
   9,000,000 Federal Home Loan Bank      5.889   04/26/00      8,920,060
  20,000,000 Federal Farm Credit Bank    5.880   04/27/00     19,819,500
  15,000,000 Federal Home Loan Bank      5.911   04/28/00     14,862,492
   6,000,000 Federal Home Loan Bank      5.880   05/01/00      5,942,050
   9,000,000 Federal Home Loan Bank      5.942   05/01/00      8,912,160
  18,000,000 Federal Farm Credit Bank    5.817   05/02/00     17,826,710
  23,000,000 Federal Home Loan Bank      5.821   05/03/00     22,774,600
  15,000,000 Federal Home Loan Bank      5.965   05/04/00     14,845,867
  18,000,000 Federal Home Loan Bank      5.901   05/05/00     17,814,100
  15,000,000 Federal Home Loan Bank      5.853   05/08/00     14,839,917
  15,000,000 Federal Home Loan Bank      5.853   05/09/00     14,837,563
  20,000,000 Federal Home Loan Bank      5.828   05/10/00     19,780,667
  24,000,000 Federal Home Loan Bank      5.853   05/11/00     23,732,567
  12,516,000 Federal Home Loan Bank      5.855   05/12/00     12,374,319
  10,000,000 Federal Home Loan Bank      5.930   05/12/00      9,884,800
  22,000,000 Federal Home Loan Bank      5.839   05/15/00     21,741,500
  10,000,000 Federal Home Loan Bank      5.829   05/16/00      9,880,933
  12,000,000 Federal Home Loan Bank      5.932   05/17/00     11,852,417
  15,000,000 Federal Home Loan Bank      5.876   05/18/00     14,815,725
  18,000,000 Federal Home Loan Bank      5.887   05/19/00     17,775,640
  16,000,000 Federal Home Loan Bank      5.870   05/22/00     15,792,996
  12,000,000 Federal Home Loan Bank      5.881   05/23/00     11,842,577
  10,000,000 Federal Home Loan Bank      5.974   05/24/00      9,864,900
  12,000,000 Federal Home Loan Bank      5.983   05/24/00     11,837,600
  18,000,000 Federal Home Loan Bank      5.984   05/26/00     17,750,600
  14,000,000 Federal Home Loan Bank      5.963   05/30/00     13,797,700
  13,000,000 Federal Farm Credit Bank    6.001   06/05/00     12,800,320
  21,000,000 Federal Home Loan Bank      5.975   06/06/00     20,674,080
  19,000,000 Federal Farm Credit Bank    5.962   06/08/00     18,699,563
  12,000,000 Federal Home Loan Bank      5.962   06/12/00     11,802,583
  16,000,000 Federal Home Loan Bank      5.961   06/14/00     15,731,667
  21,000,000 Federal Home Loan Bank      5.993   06/15/00     20,642,603
  14,000,000 Federal Home Loan Bank      6.001   06/16/00     13,759,072
  16,000,000 Federal Home Loan Bank      6.028   07/06/00     15,672,622
  12,000,000 Federal Home Loan Bank      6.083   07/14/00     11,736,750
  20,000,000 Federal Home Loan Bank      6.115   07/24/00     19,527,944
                                                          --------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS
             (amortized cost--$1,294,116,052)              1,294,116,052
                                                          --------------
             TOTAL INVESTMENTS (100.2%) (cost--
             $1,294,116,052*)                             $1,294,116,052
                                                          ==============

*Also represents cost for federal income tax purposes.
The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
                      See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  (UNAUDITED)
                               February 29, 2000

ASSETS
 Investments in money market instruments, at value:
  United States Government Agency Obligations, at value
   (amortized cost--$1,294,116,052).............................  $1,294,116,052
                                                                  --------------
   Total Investments............................................   1,294,116,052
 Cash...........................................................           1,989
 Prepaid expenses...............................................          41,695
                                                                  --------------
   TOTAL ASSETS.................................................   1,294,159,736
                                                                  --------------
LIABILITIES
 Dividends payable..............................................       2,631,623
 Due to J.J.B. Hilliard, W.L. Lyons, Inc.--Note B...............         307,795
 Miscellaneous accrued expenses.................................         196,470
                                                                  --------------
   TOTAL LIABILITIES............................................       3,135,888
                                                                  --------------
 NET ASSETS (equivalent to $1.00 per share; 1,500,000,000 shares authorized and 1,291,023,848 shares issued and outstanding)--
  Note C........................................................  $1,291,023,848
                                                                  ==============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                   For the six months ended February 29, 2000

INVESTMENT INCOME
 Interest income................................................  $   33,532,850
EXPENSES
 Investment Advisory fee--Note B................................       1,836,936
 Shareholder servicing fees--Note B.............................         779,744
 Transfer agent fees............................................          45,656
 Custodian fees.................................................         116,720
 Printing and other expenses....................................          63,700
 Filing fees....................................................          91,000
 Insurance expense..............................................          35,957
 Legal and audit fees...........................................          32,320
 Directors' fees................................................          11,830
                                                                  --------------
  Total expenses................................................       3,013,863
                                                                  --------------
  Net investment income.........................................      30,518,987
                                                                  --------------
  Net increase in net assets resulting from operations..........  $   30,518,987
                                                                  ==============

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS

                                                  For the Six
                                                  Months Ended      For the
                                                  February 29      Year Ended
                                                      2000         August 31
                                                  (UNAUDITED)         1999
INCREASE IN NET ASSETS:                          --------------  --------------
FROM OPERATIONS
 Net investment income.......................... $   30,518,987  $   48,811,417
                                                 --------------  --------------
  Net increase in net assets resulting from
   operations...................................     30,518,987      48,811,417
 Dividends to shareholders ($.024882 and
  $.045545 per share, respectively).............  (  30,518,987)  (  48,411,417)
                                                 --------------  --------------
 Undistributed net investment income............              0               0
                                                 --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
 Net capital share transactions (at $1.00 per
  share)--Note C................................    182,206,892     163,851,133
NET ASSETS
 Beginning of period............................  1,108,816,956     944,965,823
                                                 --------------  --------------
 End of period.................................. $1,291,023,848  $1,108,816,956
                                                 ==============  ==============

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                          For the Six
                          Months Ended
                          February 29,
                              2000                For the year ended August 31,
                          (UNAUDITED)        1999       1998      1997      1996      1995
                          ------------    ----------  --------  --------  --------  --------
Net asset value,
 beginning of period....        $1.00          $1.00     $1.00     $1.00     $1.00     $1.00
                           ----------     ----------  --------  --------  --------  --------
Net investment income...          .02            .05       .05       .05       .05       .05
                           ----------     ----------  --------  --------  --------  --------
 Total from investment
  operations............          .02            .05       .05       .05       .05       .05
Less distributions:
 Dividend distributions.         (.02)          (.05)     (.05)     (.05)     (.05)     (.05)
                           ----------     ----------  --------  --------  --------  --------
 Total distributions....         (.02)          (.05)     (.05)     (.05)     (.05)     (.05)
                           ----------     ----------  --------  --------  --------  --------
Net asset value, end of
 period.................        $1.00          $1.00     $1.00     $1.00     $1.00     $1.00
                           ==========     ==========  ========  ========  ========  ========
Number of shares
 outstanding
 (000's omitted)........    1,291,024      1,108,817   944,966   587,080   427,494   335,776
Total investment return.         2.51%          4.65%     5.11%     4.96%     4.96%     5.04%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, end of
  period
  (000's omitted).......   $1,291,024     $1,108,817  $944,966  $587,080  $427,494  $335,776
 Operating expenses to
  average net assets....          .50%(a)        .46%      .51%      .57%      .61%      .72%
 Net investment income
  to average net assets.         5.02%(a)       4.55%     4.99%     4.86%     4.84%     4.97%

(a)  Annualized
                       See notes to financial statements

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
NOTE A--ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund employs the amortized cost method of security valuation for U.S. Government securities which, in the opinion of the Board of Directors, represents fair value of the particular security. The Board monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

The Fund values repurchase agreements at cost and accrues interest into interest receivable. Normally, repurchase agreements are not subject to trading. Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government Agency obligations valued at bid prices plus accrued interest. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceedings.

Federal Income Taxes: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

Dividends to Shareholders: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.

The Fund's net investment income for dividend purposes includes accrued interest and accretion of original issue and market discounts earned and amortization of premiums, plus or minus any net realized gain or loss on portfolio securities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

Investment Transactions: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.

The Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by J.J.B. Hilliard, W.L. Lyons, Inc. (the "Adviser"), subject to the seller's agreement to repurchase and the Fund's agreement to sell such security at a mutually agreed upon date and price.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B--INVESTMENT ADVISORY FEES & OTHER TRANSACTIONS WITH AFFILIATES

On November 23, 1998, the Fund renewed its investment advisory agreement with the Adviser. Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the six months ended February 29, 2000.

The Fund contracted with the Adviser to provide shareholder accounting services. The Adviser is paid a fee of $1.00 per open account each month.

No compensation is paid by the Fund to officers of the Fund and Directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $3,000, a fee of $750 for each Board of Directors or committee meeting attended, and all expenses the Directors incur in attending meetings.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (continued)
                                  (UNAUDITED)

NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Maryland. At February 29, 2000, there were 1,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $1,278,113,610. Transactions in Fund shares at $1.00 per share were as follows:

                                                  Six months
                                                    ended         Year ended
                                                 February 29,     August 31,
                                                     2000            1999
                                                --------------  --------------
Shares sold....................................  2,420,485,526   3,681,335,182
Shares issued to shareholders in reinvestment
 of dividends..................................     29,497,704      47,633,042
                                                --------------  --------------
                                                 1,745,348,326   3,728,968,224
Less shares repurchased........................ (2,267,776,338) (3,565,117,091)
                                                --------------  --------------
Net increase in capital shares.................    182,206,892     163,851,133
                                                ==============  ==============

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400

                      Investment Adviser and Distributor

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400

                                  Distributor

                         Provident Distributors, Inc.
                              3200 Horizon Drive
                      King of Prussia, Pennsylvania 19406

                         Custodian and Transfer Agent

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02105

                                 Legal Counsel

                          Brown, Todd & Heyburn PLLC
                      400 West Market Street, 32nd Floor
                          Louisville, Kentucky 40202

                            DIRECTORS AND OFFICERS

                              BOARD OF DIRECTORS
                              J. Henning Hilliard
                               Donald F. Kohler
                               Samuel G. Miller
                              Lindy B. Richardson
                                J. Robert Shine

                                   OFFICERS
                          Donald F. Kohler - Chairman

                       Joseph C. Curry, Jr. - President

                      Dianna P. Wengler - Vice President
                                 and Treasurer

                       Penny L. Wellinghurst - Secretary

                                Hilliard-Lyons
                             Government Fund, Inc.
                              Semi-Annual Report
                               February 29, 2000


                       [HILLARD LYONS LOGO APPEARS HERE]